UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2024

BRANCHOUT FOOD INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41723	87-3980472
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

205 SE Davis Avenue, Bend Oregon	97702
(Address of principal executive offices)	(Zip Code)

(844) 263-6637

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BOF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Convertible Note Financing

On July 15, 2024, BranchOut Food Inc. (the “Company”), entered into a Securities Purchase Agreement (as amended, the “SPA”) with Daniel L. Kaufman, pursuant to which Mr. Kaufman agreed to purchase from the Company, in a private placement (i) a 12% Senior Secured Convertible Promissory Note in the principal amount of up to $3,400,000 (the “Convertible Note”), convertible into shares of the Company’s common stock, par value $.0001 per share (“Common Stock”) at a fixed price of $0.7582 per share of Common Stock, a (ii) a warrant to purchase 1,000,000 shares of Common Stock at an exercise price of $1.00 per share (the “$1.00 Warrant”), and (iii) a warrant to purchase 500,000 shares of Common Stock at an exercise price of $1.50 per share (the “$1.50 Warrant” and, together with the $1.00 Warrant, the “Warrants” and together with the Convertible Note, the “Purchased Securities”), in consideration of an initial loan in the principal amount of $2,000,000 to be made to the Company under the Convertible Note on the “Initial Closing Date” (as defined in the SPA), subject to the terms and conditions thereof. On July 19, 2024, the Company, Mr. Kaufman and Kaufman Kapital LLC entered into an amendment to the SPA (the “SPA Amendment”), which among other things, replaced Mr. Kaufman with Kaufman Kapital LLC as the “Investor” under the SPA.

The SPA

Pursuant to the SPA, the Investor has agreed to make an additional loan to the Company under the Convertible Note in the amount of up to $1,400,000 upon the satisfaction of certain conditions, including EnWave Corporation completing the manufacture of a new dehydration machine for the Company, and the Company’s manufacturing facility in Peru having exported product expected to generate revenues of at least $100,000 and receipt of the approval of its shareholders as described below. The SPA also requires the Company to (A) seek the approval of its shareholders, in accordance with Listing Rules 5635(b) and 5635(d) of The Nasdaq Stock Market, Inc., as such may be applicable, so as to permit the Investor to (i) acquire more than 19.9% of the Company’s outstanding shares of Common Stock upon conversion of the Convertible Note, and (ii) exercise the Warrants, and (B) register the shares of Common Stock underlying the Convertible Note and Warrants under the Securities Act of 1933, as amended, upon demand made by the Investor following such date as the Investor holds at least 2,000,000 shares of Common Stock. The SPA also includes conditions to closing, representations and warrantees, covenants, and other terms and conditions customary in transactions of this nature.

The Convertible Note

The Convertible Note matures on the earlier of (i) December 31, 2025, (ii) the sale by the Company of $5,000,000 of equity or debt securities in a single transaction or series of related transactions (excluding certain specified transactions), or (iii) the closing of a change of control transaction as provided in the Convertible Note. Loans outstanding under the Convertible Note bear interest at an initial rate of 12% per annum, and together with accrued principal are convertible into Common Stock, provided that the holder may not convert amounts outstanding under the Convertible Note into Common Stock until the Company has obtained the approval of its shareholders for such conversion in accordance with Listing Rule 5635(b) and 5635(d) of The Nasdaq Stock Market, Inc., as applicable, to the extent that, at such time, such approval is required under such Listing Rules for such conversion.

The Company’s obligations under the Convertible Note will be secured by a lien granted to the Investor on substantially all of the Company’s assets pursuant to a Security Agreement to be entered between the Company and the Investor. In addition, the Convertible Note includes affirmative and negative covenants, events of defaults and other terms and conditions, customary in transactions of this nature.

The Warrants

The Warrants are exercisable until December 31, 2025, provided that the Warrants may not be exercised until the Company has obtained the approval of its shareholders to the exercise of the Warrants in accordance with Listing Rules 5635(b) and 5635(d) of The Nasdaq Stock Market, Inc.

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The information set forth above is qualified in its entirety by reference to the actual terms of the SPA, the SPA Amendment, the Convertible Note and the Warrants, which have been filed as Exhibits 10.1, 10.2, 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K, and which are incorporated herein by reference.

Unit Offering of Common Stock and Warrants

On July 15, 2024, the Company entered into Subscription Agreements (the “Subscription Agreements”) with three investors, consisting of Eric Healy, the Company’s Chief Executive Officer; an affiliate of John Dalfonsi, the Company’s Chief Financial Officer; and another officer of the Company, pursuant to which such investors agreed to purchase $525,000 of “Units” from the Company, each Unit consisting of (i) 100 shares of Common Stock, and (ii) a warrant to purchase 125 shares of Common Stock over the following ten years at an exercise price of $1.00 per share (the “Investor Warrants”), at a purchase price per Unit equal to $75.82. The Investor Warrants may not be exercised until the Company has obtained the approval of its shareholders to the exercise of the Investor Warrants in accordance with Listing Rule 5635(c) and 5635(d) of The Nasdaq Stock Market, Inc. The closing of the sale of the Units under the Subscription Agreements is expecting to occur on or about the same day as the Initial Closing under the SPA.

The information set forth above is qualified in its entirety by reference to the actual terms of the Subscription Agreement and Investor Warrants, forms of which have been filed as Exhibits 10.3, and 4.4, respectively, to this Current Report on Form 8-K, and which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 4.1	Form of 12% Senior Secured Convertible Promissory Note of the Company in the principal amount of up to $3,400,000 issuable under Securities Purchase Agreement dated July 15, 2024

Exhibit 4.2	Form of $1.00 Warrant issuable under Securities Purchase Agreement dated July 15, 2024

Exhibit 4.3	Form of $1.50 Warrant issuable under Securities Purchase Agreement dated July 15, 2024

Exhibit 4.4	Form of Warrant issuable under Subscription Agreement dated July 15, 2024

Exhibit 10.1	Securities Purchase Agreement, dated July 15, 2024, between the Company and Daniel L. Kaufman

Exhibit 10.2	Amendment to Securities Purchase Agreement, dated July 19, 2024, by and among the Company, Daniel L. Kaufman and Kaufman Kapital LLC

Exhibit 10.3	Unit Subscription Agreement of the Company, dated July 15, 2024

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BranchOut Food Inc.

Date: July 19, 2024	By:	/s/ Eric Healy
Eric Healy, Chief Executive Officer

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